
                                           THOMAS WHITE FUNDS FAMILY
                                           OFFICERS AND TRUSTEES

                                             Thomas S. White, Jr.
                                             Chairman of the Board
                                             and President

                                             Jill F. Almeida
                                             Trustee

                                             Philip R. Haag
                                             Trustee

                                             Nicholas G. Manos
                                             Trustee

                                             Edward E. Mack III
                                             Trustee

          Semi-Annual Report                 John N. Venson, D.P.M.
                                             Trustee
          American Growth Fund
       American Opportunities Fund           Douglas M. Jackman
           International Fund                Vice President and Secretary

             Arpil 30, 1999                  Brandon S. Joel
                                             Vice President and Treasurer

                                             David Sullivan II
                                             Assistant Treasurer




                                             INVESTMENT ADVISER AND
                                             ADMINISTRATOR
                                                  440 S. LaSalle Street, Suite 3900
                                                  Chicago, Illinois 60605-1028

                                             CUSTODIANS
                                                  State Street Bank and Trust Company
                                                  Boston, Massachusetts
                                                  Firstar Bank Milwaukee
                                                  Milwaukee, Wisconsin

                                             LEGAL COUNSEL
                                                  Dechert Price & Rhoads
                                                  Washington, DC

FOR  CURRENT  PERFORMANCE,  NET  ASSET       INDEPENDENT ACCOUNTANTS
VALUE, OR FOR  ASSISTANCE  WITH YOUR            McGladrey & Pullen, LLP
ACCOUNT,  PLEASE  CONTACT THE FUNDS             New York, New York
FAMILY AT  800-811-0535  OR VISIT OUR WEB
SITE AT WWW.THOMASWHITE.COM.                 TRANSFER AGENT
                                                Firstar Mutual Fund Securities L.L.C.
                                                Milwaukee, Wisconsin













THOMAS WHITE FUNDS FAMILY

Thomas White is the Funds' President and Portfolio Manager. He has been an active investor since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke
University in 1965. Over his thirty-three years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief
Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications which provide investment advice on the relative attractiveness of 2,400 common stocks in forty-seven countries. These are purchased by major institutional asset management organizations worldwide.


THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:
                                                                   June 30, 1999

Dear Friends,

       The markets  worldwide have recovered  nicely since the 1998 October low.
That summer decline was started by financial instability in Russia and made worse by the failing hedge fund, Long-Term Capital Management. Alan Greenspan orchestrated a successful recovery from the crisis by combining soothing dialogue with three rate cuts.

       The interest rate reductions of late 1998 have caused stronger than expected growth in the United States. This, in turn, has stimulated economic growth in Latin America and the Far East. Japan is even showing early signs of recovery from its long, "structural" recession.

       Now the poignant question is whether inflation will rise enough for the Federal Reserve to increase rates significantly, in order to slow down the pace of U.S. growth. More specifically, are bonds and the stock market about to enter a bear market? My feelings are that Mr. Greenspan will adjust rates prudently and that this will not cause a major correction. Even if rates increased and caused stocks to have a mild decline, the future is just too attractive to try to time the stock market. True investors should ignore the possibility of an interim decline and focus on the long term. With this in mind, I am repeating my thoughts of last December concerning my outlook for long-term world growth.

       It is a common investor tendency to dwell on short- to intermediate-term events. In reality, longer-term trends are far more predictable and meaningful to future equity returns. Our long-term world vision makes us very enthusiastic about the future of domestic and international investing.


       First, some perspective: the annualized common stock returns in the United States have averaged roughly 11.0% since 1926. The equivalent MSCI world and regional returns, available since 1970, are shown in the return table on page 10. World returns (+12.1%), European returns (+13.6%) and U.S. returns
(+13.3%) have been quite similar over this period.

       We believe  that over the next twenty  years,  world,  European  and U.S.
equity markets will produce annualized returns of 11%. This projection reflects our strong confidence in a high level of future economic global growth. It is tempered by the fact that equities are currently priced above their normal valuations. The attractive conditions for world growth will probably cause equities to be priced on the expensive side throughout this entire period.

[side bar]
--------------------------------------------------------------------------------
                             THE WORLD HAS CHANGED.
                      ADDING AN INTERNATIONAL FUND TO U.S.
                      EQUITY HOLDINGS OFFERS THE POTENTIAL
               FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS.

                                   Dec       Dec       Dec       Dec       Apr
                                   1960      1970      1980      1990      1999
                                   ---       ---       ---       ---       ---

Developed Markets
-----------------
Canada                             5%         4%        3%        2%       2%
Europe                            22%        22%       23%       25%      27%
Pacific                            3%         8%       16%       27%      14%
United States                     70%        66%       57%       43%      52%
                                 ---         ---       ---       ---      ---
Emerging Markets
-----------------                 .1%        .2%       .8%        3%       5%
                                 ---         ---       ---       ---      ---
                                 100%        100%     100%      100%     100%

Global Market
Value ($trillions)              $0.5        $2.0     $4.1      $8.2    $22.3

There has been growth in the  relative  size of developed  and emerging  markets outside the United  States since 1960.  This means  investors  can now choose to
employ  wider   diversification  in  the  design  of  their  equity  portfolios.

Thomas White suggests shareholders hold both its American and International Fund to obtain smoother returns.

History  shows that broad  global  diversification  has in the past  lowered the volatility associated with single country portfolios.
-------------------------------------------------------------------------------
       We see three positive trends heavily influencing the next twenty years:

I.     The fall of the Berlin Wall in 1989  symbolized  worldwide  acceptance of the West's successful recipe for economic growth. Countries representing seventy percent of the earth's  population  have now begun a slow move toward  improving
the  standard  of  living  of  their  citizens.   This  activity  will  generate
unparalleled business opportunities.

       As Americans and Canadians, we recognize the magic that occurs when a new immigrant arrives upon our shores. Gradually, painfully, but surely, nations around the world will modify their economic systems affording ambitious individuals the opportunity to improve their lives.

       With just one superpower left, regional conflicts and terrorism will replace World Wars. This is promoting a shift away from non-productive military spending toward capital expenditures that benefit long-term growth. Regional strife, caused by political, ethnic and religious differences, will sadly continue. United States now recognizes it cannot always cure these situations
(Somalia) and will choose to avoid on-the-ground military involvement (Kosovo) unless it is strategically necessary, as in Kuwait.

II. We believe that future advances in technology will lead to dramatic improvements, corporate productivity and a cornucopia of new products.

       Computer-related technology is expanding earnings growth by reducing business expenses and lowering manufacturing costs. Moreover, the cost of computing power continues to decline. In terms of its capital expenditure productivity, if an automobile's price had fallen at the same rate that computer power has declined since 1960, a salesman's new Buick would now only cost $103.
The "digital revolution" that you read about is not an exaggeration, it's a reality.

       Biotechnology advances will also spur major improvements in life span, health care and food production.

       Inflation should be contained as this new productivity will heighten competition keeping manufacturing costs and consumer prices suppressed.

III. Global Communications and the Internet will empower the individual, both politically and economically. This will benefit world growth.

       It is widely recognized that dramatic advances in technology drive major increases in corporate productivity. Just as important, but less commonly appreciated, is that technological change can also act as a catalyst to unlock the potential in exceptional individuals. In fact, world progress is heavily influenced by the genius of highly talented people. The United States, with its open political and business environment, has nurtured talented individuals allowing them to flourish. These individuals have in turn benefitted economic growth and society.

       While many individuals like Warren Buffett and Bill Gates have succeeded, most of the world's human talent is largely  undeveloped.  It has been held back
by  repressive   governments,   poor  education,   a  lack  of  tools,  capital,
information,  etc. Global  television  broadcasts and,  especially the Internet, will improve these  conditions  by  disseminating,  at minimal cost,  the latest knowledge,  methods,  systems and  resources.  The  liberation of these talented humans will be a major driver of future world growth.

       Given this attractive vision of the future,  we recommend  investors stay fully  invested  and try to weather the interim  storms.  We will do our best to
provide   shareholders   with  strong  long-term   returns  and  stable  interim
performance.

       Speaking on behalf of our firm's fifteen professionals, we appreciate your confidence in our organization and your support of our Funds.


                              Thomas S. White, Jr.
                              President and Portfolio Manager





--------------------------------------------------------------------------------
                         THE FUNDS HAVE IDENTICAL GOALS

The investment objectives of the American Growth, American Opportunities and International Funds are all long-term capital growth.

--------------------------------------------------------------------------------
                             THE THOMAS WHITE FUND'S
                              INVESTMENT PHILOSOPHY

I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III.   Management   emphasizes   owning   broadly   diversified   portfolios  of
undervalued  companies that have solid cash flows,  attractive growth potentials and appropriately conservative balance sheets.

IV.    The Advisor adheres to a long-term investment  approach,  and it does not attempt to project short-term changes in the general market.
--------------------------------------------------------------------------------

                    The Thomas White Funds Family now offers
                        three 100% No-Load Mutual Funds.
                            The American Growth Fund
                         The American Opportunities Fund
                             The International Fund


       Major improvements to our family of funds were completed on May 1st. Over the last several months our family has been transformed from a single world fund to three funds: 1) a large-cap U.S. fund, 2) a mid- and small cap U.S. fund and
3) an international fund. The Thomas White Funds Family can now serve an equity investor's requirements.

       These changes were in response to the needs of our shareholders. They and their advisors want the ability to allocate their equity investments among separate equity classes in order to diversify their holdings.

       As of June 29, 1999 our new Growth Fund exceeded $21 million in net assets and the Opportunities Fund, which started on March 4, 1999, had assets over $10 million. We appreciate the enthusiasm our shareholders have shown in the new Funds.

       The common goal of the Thomas White Funds is to provide our shareholders with solid performance and above average portfolio stability.

       Shareholders that can "stay the course" and maintain a well thought out, long-term strategy, have traditionally done well in equities. On the other hand, equity investors, exposed to volatile funds, tend to make mistakes they regret later.

       We attempt to make our Fund shareholders feel comfortable within the volatile world of the stock market. How?

       First, we try to design portfolios to have solid performance and to be more stable than many comparable funds. We select stocks on the basis of how we think they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides us with an ongoing flow of prospects in most every industry in the forty-seven countries it covers. This gives us the opportunity to construct carefully diversified portfolios. Owning a diversified portfolio of undervalued equities may help moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset, producing smoother overall performance.

     Second, we try to attract and serve the prudent, long-term investor and discourage speculators. Long-term shareholders produce fewer fund redemptions and, therefore, lower portfolio turnover and related expenses for the Funds.
They also allow us to hold less liquidity-related cash, which helps achieve the Funds' long-term goals.

     Third, we encourage shareholders to think of us as an advisor and not just as a mutual fund. Working with a trusted advisor increases the likelihood of investment success. We know that a client's accomplishments depend on his or her knowledge, planning and self-discipline. We attempt to focus our regular shareholder communications on these areas.

     Fourth, we communicate with our shareholders immediately during periods of market stress. During these days, the financial media behaves, in effect, like an individual who "cries fire in a crowded theater." The press exaggerates short-term negatives in order to attract an audience, This tests the resolve of serious ling-term individual investors.

     We help  shareholders  avoid the type of investment error made during these periods by  interpreting  the news from a  longer-term  investment  perspective.
Shareholder response to these communications has been quite enthusiastic. Please provide  us with you fax  number and  e-mail  address.  A  complete  set of past
shareholder   letters   and   reports   are   available   at   our   web   site,
www.thomaswhite.com, or by calling 1-800-811-0535.

     We encourage our long-term International Fund shareholders to consider owning shares of the American Growth Fund and the American Opportunities Fund.
We believe that an investor's assets should be allocated between companies of different sizes, and in different regions of the world. The Thomas White Funds are designed to serve as vehicles for such diversification.

[side bars]
-------------------------------------------------------------------------------
       The common goal of the Thomas White Funds is to provide our  shareholders with solid performance and above average portfolio stability.

       Shareholders  that can "stay the course" and maintain a well thought out, long-term strategy, have traditionally done well in equities.
-------------------------------------------------------------------------------
           THOMAS WHITE AMERICAN GROWTH FUND
                    TOP TEN HOLDINGS
                    ON APRIL30, 1999
               BASED ON TOTAL NET ASSETS
---------------------------------------------------------
Company                                  % of Total
Industry                                  Net Assets
---------------------------------------------------------
U S West                                      2.78%
Communications
---------------------------------------------------------
Bell Atlantic                                 2.55%
Communications
---------------------------------------------------------
Illinois Tool Works                           2.50%
Industrial
---------------------------------------------------------
GTE                                           2.37%
Communications
---------------------------------------------------------
Bristol Myers Squibb                          1.88%
Pharmaceutical
---------------------------------------------------------
General Electric                              1.87%
Industrial
---------------------------------------------------------
Merck & Co                                    1.87%
Pharmaceutical
---------------------------------------------------------
Abbott Labs                                   1.86%
Pharmaceutical
---------------------------------------------------------
Berkshire Hathaway Class B                    1.82%
Financial Diversified
---------------------------------------------------------
Amgen                                         1.82%
Pharmaceuticals
---------------------------------------------------------
-------------------------------------------------------------------------------

Thomas White American Growth Fund
(Ticker: TWAGX)

       The American Growth Fund had a strong start. The Fund posted a gain of 20.3% since it began operation on November 2, 1998. The S&P 500 returned 22.4% over the same period.

       Our investment approach is proving its worth. This strategy selects the most undervalued stocks across every major American industry. Over the last six months, the Fund's top ten performing stocks came from eight different industries. We employ this industry diversification to best ensure portfolio stability and superior returns over the long-term.

       The Fund's diversification is confirmed by analyzing its top ten holdings. According to Morningstar, the average US large cap fund held 37.3% of their assets in its top ten positions.1 The Growth Fund had only 21.3% of its assets invested in its ten largest positions.

       TJX (consumer retail), Alcoa (metals), Frontier Corp. (communications), and America Online (technology) proved to be exceptional selections for the Fund. TJX has emerged as a leader in the retail industry, providing their customers with exceptional values. Alcoa, the world's largest aluminum producer, benefitted from signs of an improving global economy. Frontier Corp. is in the midst of the acquisition frenzy occurring in the telecommunication market, and is currently considering takeover bids from Global Crossing and Qwest. America
Online continues to lead the dynamic and fast growing Internet sector.

       A fund's tax efficiency is an important advantage for the taxable investor. We are proud that our performance for the first six months was attained without incurring any realized capital gains.

     The Fund's strong returns are driven by our research organization, the Global Capital Institute. The exceptional accuracy of their security analysis produces an ongoing flow of attractive investment opportunities. Moreover, three additional professionals, each with a Ph.D. degree, are joining the Institute this year.

1Data is the most recently available from Morningstar Principia (5/31/99). The average was of the 1,974 funds that Morningstar categorized as large-cap.



PERFORMANCE AT A GLANCE



---------------------------------------------------------
           THOMAS WHITE AMERICAN GROWTH FUND
                 INDUSTRY DISTRIBUTION
                   ON APRIL 30, 1999
             BASED ON LONG-TERM SECURITIES
---------------------------------------------------------
Aerospace                                      1.2%
Banking                                        8.5%
Building                                       0.4%
Capital Goods                                  1.0%
Chemicals                                      2.7%
Communication                                  9.1%
Consumer Durables                              2.6%
Consumer Retail                                5.7%
Consumer Staple                               10.6%
Energy                                         6.0%
Financial Diversified                          5.8%
Health Care                                    8.4%
Industrial                                     8.6%
Insurance                                      6.1%
Metals                                         0.7%
Services                                       8.1%
Technology                                     9.8%
Transportation                                 0.5%
Utilities                                      4.2%
---------------------------------------------------------
Total                                         100.0%
---------------------------------------------------------

------------------------------------------------------------
Relative Performance         American    S&P 500 Russell
April 30, 1999                Growth                1000
------------------------------------------------------------
One Month                      5.9%       4.7%      4.7%
Year-to-Date 1999              7.1%       9.0%      8.5%
Cumulative Total Return        20.3%      22.4%    22.5%
Since Inception
(November 1, 1998)
--------------------------------------------------------------------------------
The S&P 500 is a market  -weighted  index of the largest 500 companies.  Russell
1000 Index  measures  the  performance  of the 1,000  largest  companies  in the
Russell  3000  Index.  It  represents  approximately  89%  of the  total  market capitalization  of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.
--------------------------------------------------------------------------------

                            The American Growth Fund
                                       vs
                                   the S&P 500

                 November 1, 1998 (Inception) to April 30, 1999

               The current value of an initial $10,000 investment
                           with dividend reinvested.

[GRAPHIC OMITTED]


Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

[side bar]
--------------------------------------------------------------------------------
---------------------------------------------------------
                 THOMAS WHITE AMERICAN
                   OPPORTUNITIES FUND
                    TOP TEN HOLDINGS
                    ON APRIL 30, 1999
               BASED ON TOTAL NET ASSETS
---------------------------------------------------------
Company                                  % of Total
Industry                                  Net Assets
---------------------------------------------------------
Frontier Corp                                 1.41%
Communications
---------------------------------------------------------
Cincinnati Bell                               1.08%
Communications
---------------------------------------------------------
GTE                                           1.04%
Communications
---------------------------------------------------------
The Sabre Corp                                0.99%
Services
---------------------------------------------------------
America Online                                0.95%
Technology
---------------------------------------------------------
Mellon Bank                                   0.91%
Banking
---------------------------------------------------------
Tosco Corp                                    0.89%
Energy
---------------------------------------------------------
Marriott Int'l                                0.89%
Services
---------------------------------------------------------
Black & Decker                                0.89%
Consumer Durables
---------------------------------------------------------
National City                                 0.89%
Banking
---------------------------------------------------------
--------------------------------------------------------------------------------
Thomas White American Opportunities Fund
(Ticker: TWAOX)

       The Opportunities Fund began on March 4, 1999. It has the same valuation driven investment style as our large-cap American Growth Fund, but owns a much broader range of stocks. Most of these stocks are mid-cap and small-cap companies. Given that our research professionals regularly value 1,800 American companies, this Fund allows us to take full advantage of every investment opportunity we discover, not just the large caps.

       The Fund's objective is to outperform the more popular large-cap indices over time, but since its stocks are equally divided between the large cap, mid-cap and small-cap groupings, we shall use the Russell Midcap Index as a benchmark. When space allows, we will also use a large-cap benchmark (the S&P
500) and a small-cap benchmark (the Russell 2000).

       With less than two months since  inception,  the Fund has returned  7.9%.
This compares with 7.3% for the S&P 500, 11.0% for the Russell Midcap and 10.7% for the Russell 2000.

       The Fund currently has 193 of our best investment ideas. A number of the Fund's stocks are already bearing fruit after just several months. Forty-four of the Fund's holdings increased by 20% or more through April 30th.

       The Opportunities Fund was started at what may be the beginning of a performance shift away from larger stocks. Investors seem to be realizing that after four years of underperformance, there are many bargain-priced smaller companies.

       The performance of the Opportunities Fund will probably be more volatile than that of its large brother, the Growth Fund. This is because smaller-cap stocks tend to rise and fall more than larger companies. The good news is that smaller-cap stocks tend to outperform larger companies over time. We will attempt to moderate this volatility in the following four ways.

       First, we will use broad company diversification. This will reduce the higher risk inherent in companies with less substance.

       Second, we will own stocks in all three capitalization classes. This will stabilize the Fund's performance when small-caps are out of favor and perform badly. Size diversification should also moderate down market performance, when smaller-cap stocks tend to underperform.

       Third, we will use broad industry diversification. This moderates the portfolio's exposure to business cycle extremes.

       Fourth, we will predominately use a valuation-oriented stock selection approach, which traditionally produces lower portfolio volatility.

PERFORMANCE AT A GLANCE

---------------------------------------------------------
                 THOMAS WHITE AMERICAN
                   OPPORTUNITIES FUND
                 INDUSTRY DISTRIBUTION
                   ON APRIL 30, 1999
             BASED ON LONG-TERM SECURITIES
---------------------------------------------------------
---------------------------------------------------------
Aerospace                                      0.2%
Banking                                        9.5%
Building                                       0.8%
Capital Goods                                  4.2%
Chemicals                                      4.0%
Communication                                  4.8%
Consumer Durables                              3.8%
Consumer Retail                                4.8%
Consumer Staple                                7.9%
Energy                                         6.1%
Financial Diversified                          4.3%
Forest & Paper
                                               1.0%
Health Care                                    6.7%
Industrial                                    15.3%
Insurance                                      4.3%
Metals                                         0.4%
Services                                      11.4%
Technology                                     6.2%
Transportation                                 0.5%
Utilities                                      3.8%
---------------------------------------------------------
Total                                         100.0%
---------------------------------------------------------

     As of April 30th, the Fund's wide diversification was reflected by the fact that its top ten holdings represented just 9.9% of total assets. This compares to the Morningstar average of all mid-cap funds of 37.7%.1

1Data is the most recently available from Morningstar Principia (5/31/99). The average was of the 950 funds that Morningstar categorized as mid-cap.

--------------------------------------------------------------------------------
                     Amer.    Russell  Russell    Russell
Relative             Oppor.    1000      800       2000
Performance           Fund    Lrg-Cap   Midcap    Sm-Cap
April 30, 1999
--------------------------------------------------------------------------------
One Month             8.0%     4.7%      7.4%      9.0%
Cumulative            7.9%     9.0%     11.1%      10.7%
Total Return
Since Inception
(March 4, 1999)
--------------------------------------------------------------------------------
Russell 1000 Index measures the  performance  of the 1,000 largest  companies in the Russell  3000 Index.  It  represents  approximately  89% of the total market capitalization  of the Russell 3000 Index.  Russell  Midcap  Index  measures the performance  of the 800  smallest  companies  in the Russell  1000 Index.  These represent  approximately  31% of the total market  capitalization of the Russell
3000 Index.  Russell 2000 Index  measures the  performance of the 2,000 smallest companies in the Russell 3000 Index.  This represents  approximately  11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.
--------------------------------------------------------------------------------

                         The American Opportunities Fund
                                       vs
                            the Russell Midcap Index
                   March 4, 1999 (Inception) to April 30, 1999

             The current value of an initial $10,000 investment with
                              dividend reinvested.

[GRAPHIC OMITTED]

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.


------------------------------------------------------------------------------------------------------
                       THE TWENTY-NINE YEAR PERFORMANCE OF
                       THE INTERNATIONAL EQUITY MARKET AND
                          ITS MAJOR REGIONAL COMPONENTS

-------------------------------------------------------------------------------------------------------
                                 THESE INDEX RETURNS ARE IN U.S. DOLLARS. FIVE-YEAR REGIONAL
MSCI INDICES Gross               PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
--------------------------------------------------------------------------------------------------------

PERIOD: Jan. 1, 1970                                                           PACIFIC       EMERGING
tp Apr. 30, 1999            INT'L       CANADA       EUROPE       JAPAN         EX JAPAN      MARKETS
FIVE-YEAR
PERIOD RETURNS
--------------------------------------------------------------------------------------------------------
1970-1974                   3.3%       4.6%(#2)    -0.9%(#3)    16.0%(#1)    -6.2%(#4)       N/A
1975-1979                  19.0%      17.9%(#4)    18.9%(#2)    18.8%(#3)    27.5%(#1)       N/A
1980-1984                    9.5%      6.7%(#2)     6.1%(#3)    17.0%(#1)     4.1%(#4)       N/A
1985-1989                   35.6%     16.9%(#4)    32.3%(#2)    41.4%(#1)    22.4%(#3)     65.8%
1990-1994                    2.4%      0.1%(#4)     7.0%(#3)    -3.4%(#5)    15.3%(#1)      9.5%
1995-1999 (4/30)             8.9%     16.4%(#2)    22.4%(#1)    -4.9%(#5)     2.6%(#3)     -4.6%
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
1970-1999                   12.7%     10.1%        13.6%        13.6%        10.5%           N/A
1988-1999                    8.0%      9.8%        15.4%        -0.6%        11.5%         11.8%
--------------------------------------------------------------------------------------------------------

       The table above  presents  the  performance  of the  international  stock markets from January 1, 1970 to April 30, 1999. Returns are shown in a series of
five-year   periods,   except  for  the  current  four-year  plus  period.   The
international   returns  are   followed   by  those  of  the  world's   regions.

       Regional  performances  are highlighted  using ranks from #1 (best) to #5
(worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

       Note that the international market and its territories all have quite similar long-term records. But observe the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

       The Fund's design reflects your manager's belief that shareholders will benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in falling market environment. This promotes success in reaching long-term investment goals.

       The MSCI developed country gross dividends return series is used for Europe, Canada, Japan and the Pacific less Japan. The MSCI emerging markets gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less US index until the MSCI All-Country less US index starts on January 1, 1988. World less US and All-Country World less US returns are linked across the 1970-1999 period.


[side bar]
--------------------------------------------------------------------------------
            --------------------------------------------------------
                        THOMAS WHITE INTERNATIONAL FUND
                               TOP TEN HOLDINGS
                               ON APRIL 30, 1999
                           BASED ON TOTAL NET ASSETS
            --------------------------------------------------------
            Company                                  % of Total
            Industry, Country                         Net Assets
            --------------------------------------------------------
            Berkshire CL A                                1.9%
            Financial Diversified, United States
            --------------------------------------------------------
            Amgen                                         1.3%
            Pharmaceutical, United States
            --------------------------------------------------------
            Chase Manhattan                               1.2%
            Banking, United States
            --------------------------------------------------------
            HSBC Holdings                                 1.1%
            Banking, Hong Kong
            --------------------------------------------------------
            British Telecom                               1.1%
            Communications, United Kingdom
            --------------------------------------------------------
            General Electric                              1.1%
            Industrial, United States
            --------------------------------------------------------
            Elf-Aquitaine                                 1.0%
            Energy, France
            --------------------------------------------------------
            Dow Chemical Co.                              1.0%
            Chemical, United States
            --------------------------------------------------------
            Safeway Inc.                                  1.0%
            Consumer Staples, United States
            --------------------------------------------------------
            Natl West Bank plc                            1.0%
            Banking, United Kingdom
            --------------------------------------------------------
--------------------------------------------------------------------------------

Thomas White International Fund
(formerly the Thomas White World Fund)
(Ticker: TWWDX)

       The International Fund was up 13.8% for the first half of its fiscal year. Since inception in June of 1994 the Fund's hallmark has been smooth, consistent performance. This has resulted from careful diversification across countries and industries. On April 30, the Fund held 230 companies in 35 countries.

       Over the last six months, sixty-four securities in the portfolio rose in value over 30%, while only two fell by the same margin.. Forty-seven of the winners were foreign stocks.

       The global financial turmoil climaxed in the Fall of 1998; with a slow but steady recovery now occurring. The majority of the Fund's gains came from a strong rebound in Japan and the emerging market countries. Continued strength in the US also added value. The weak European markets, most notably France, Spain and Switzerland, restrained performance. The sluggish continental economy and its weak Euro currency were the culprits. The Euro, the new common currency for 11 European countries, has fallen sharply since its initiation on January 1st.

       The  Fund  did  well  versus   other  world  and   foreign   funds,   but
underperformed  its  world  benchmarks  over  the  last 12  months.  The  Fund's underweight in the U.S. versus the index's heavy 53% concentration, explains the performance shortfall.

       As of May 31st, the Fund had a **** Morningstar ranking (the Fund was ranked among 982 international equity funds for the 3 year period ending May 31,
1999)1 and has garnered a **** ranking since July 1997. This indicates that the Fund has stayed in the top third of international mutual funds in terms of its trailing three-year risk adjusted performance. Just as important, the Fund has maintained an attractive Morningstar risk rating with a standard deviation that is in the top 14% of international funds. 2 This indicates that the Fund has had lower volatility and superior downside performance than comparable funds over the last three years.

       The International Fund can now be used in asset allocation strategies because it is a foreign, not global fund. The Fund will continue to own the most undervalued securities around the world, but its U.S. holdings will stay well below 10%.




            ---------------------------------------------------------
                        THOMAS WHITE INTERNATIONAL FUND
                            GEOGRAPHIC DISTRIBUTION
                               ON APRIL 30, 1999
                         BASED ON LONG-TERM SECURITIES
            ---------------------------------------------------------
            ---------------------------------------------------------
            CONTINENTAL EUROPE                             33.9%
            UNITED KINGDOM                                 12.2%
            AFRICA & MIDDLE EAST                           0.7%
            CANADA                                         2.0%
            UNITED STATES                                  31.6%
            LATIN AMERICA                                  2.5%
            JAPAN                                          6.0%
            FAR EAST                                       7.3%
            AUSTRALIA & NEW ZEALAND                        3.8%
                                                       --------------
            Total                                         100.0%
            ---------------------------------------------------------
            DEVELOPED MARKETS                              93.1%
            EMERGING MARKETS                               6.9%
                                                       --------------
            Total                                         100.0%
            ---------------------------------------------------------


         An interim long-term capital gains distribution was declared on May 3, 1999. This was due to the strong performance of the Fund's U.S. holdings and was done to allow shareholders to effectively plan their 1999 taxes. Management anticipates that in most future years, the Fund will only declare capital gain distributions annually in December.


-----------------------------------------------------
                    DISTRIBUTIONS
------------------------------------------------------
                               1998      Interim 1999*


Ordinary Income               $  0.1294   $

Short-Term Capital Gain       ---------      --------

Long-Term Capital Gain        0.9076         1.6304
                              ---------      --------

Total Per Share            $  1.0370      $   1.6304
                              ======         =======

------------------------------------------------------

       1) Past  performance is not a prediction or guarantee of future  results.
The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Data is the most recently available from Morningstar Principia (5/31/99).
Morningstar proprietary rankings reflect historical  risk-adjusted  performance.
The rankings are subject to change every month. Morningstar rankings are calculated from the funds' three-, five-, and ten-year average annual returns
(if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day
T-bill returns. The Fund received 4 stars for the three year period. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. The fund was rated among 982 international equity funds for the 3 year period.

       2)  Standard  Deviation  measures  how  widely the  returns  varied for a specific  fund over a certain  period of time.  When a fund has a high  standard deviation,  the  predicted  range  of  performance  is  wide,  implying  greater volatility.  Data is the most  recently  available  from  Morningstar  Principia
(5/31/99).   The  World  Fund's  standard   deviation  ranked  118  out  of  982
international  equity  funds  during  the  period  covered.  This past  standard deviation  rank is not predictive of future results which may vary due to, among other things, the Fund's recent change of focus to emphasize  primarily non-U.S.
issuers.








PERFORMANCE AT A GLANCE

                             The International Fund
                                       vs
               the MSCI World and Morningstar World Funds Indices

                         June 28, 1994 to April 30, 1999
[GRAPHIC OMITTED]


The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 88.8% for the Fund, 115.8% for the MSCI World Index, 109.2% for the MSCI All Country Index and 81.0% for the Morningstar World Funds
Index. The one year return for the Fund was 6.4%. The Fund's average annual total return since inception was 14.0%. MSCI World Index is with net dividends.
Morningstar  World Funds Index is from July 1, 1994.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.


                 The International Fund vs all of its Benchmarks
--------------------------------------------------------------------------------------------------------------------------
                                           Thomas    Morningstar      MSCI                   Morningstar       MSCI
                                            White       World          All                     Foreign      All Country
Relative Performance                        Int'l       Stock        Country       MSCI         Stock          World
April 30, 1999                              Fund        Funds         World       World         Funds          ex US
--------------------------------------------------------------------------------------------------------------------------
Six Months                                 13.78%       17.63%       20.51%       19.58%       16.90%         15.56%
One Year                                    6.42%       3.83%        15.09%       15.96%        2.19%          8.83%
Three Years                                13.72%       11.99%       17.25%       18.19%        9.38%          9.04%
Average Annual Return                      14.00%       13.07%       16.47%       17.22%        8.78%          9.08%
Since Inception (June 28, 1994)

Cumulative Total Return                    88.80%       81.04%       109.21%     115.80%       50.22%         52.24%
Since Inception (June 28, 1994)



--------------------------------------------------------------------------------------------------------------------------
Morningstar  World Stock category  represents 278 world stock mutual funds. This series  starts July 1, 1994.  MSCI All  Country  World is a  compilation  of the market indices for 47 developed and emerging  market  countries.  The MSCI World
Index  represents  the indices for the top 22 developed  countries.  Morningstar
Foreign Stock category  representing 634 foreign  diversified  mutual funds. The
MSCI All Country  World ex US represents  the same  countries as the All Country
Index except it does not include the U.S. All indices are  unmanaged and returns assume the reinvestment of dividends.  The  International  Fund also assumes the reinvestment of dividends and capital gains distributions.



         The Thomas White International Fund is designed to benefit from the positive changes occurring in the world.


       These forty-seven countries contain over 2,400 companies that meet the Fund's quality standards. Each shareholder, is a partial owner of 230 of the most undervalued of these firms. International Fund Shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

--------------------------------------------------------------------------------

DEVELOPED MARKETS
----------------         PACIFIC                       LATIN AMERICA
EUROPE                   Australia                     Argentina
     Austria             Hong Kong                     Brazil
     Belgium             Japan                         Chile
     Denmark             New Zealand                   Colombia
     Finland             Sinapore                      Mexico
     German                                            Peru
     Ireland           EMERGING MARKETS                Venezuela
     Italy             ----------------
     Netherlands       GREATER EUROPE
     Norway              Czech Republic              INDIAN SUBCONTINENT
     Spain               Greece                        India
     Sweden              Poland                        Sri Lanka
     Switzlerland        Portugal
     United Kingdom      Russia                      FAR EAST
                         Turkey                        China
                                                       Indonesia
NORTH AMERICA          MIDDLE EAST                     Korea
     Canada              Israel                        Malaysia
     United States                                     Philippines
                       AFRICA                          Taiwan
                         South Africa                  Thailand


--------------------------------------------------------------------------------

       The Fund takes full  advantage of the  extensive  resources of the Global
Capital  Institute.  This  investment  research  organization is owned by Thomas
White  International,  the Fund's  manager.  The  Institute's  professionals  do
on-going   valuation-based   security   analysis  of  companies  in  forty-seven
countries.  Its monthly equity  valuation  publications are produced for clients who are asset management organizations located around the world.

THOMAS WHITE AMERICAN GROWTH FUND
Investment Portfolio                                April 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
Industry
Issue                                                                                              Shares       Value
---------------------------------------------------------------------------------------------------------------------------------

Common Stocks (99.3%)
------------------------------------------------

Aerospace (1.3%)
General Dynamics Corporation                                                                          300     $21,075
Raytheon Co.                                                                                          300      21,075
                                                                                                          ------------
                                                                                                               42,150
Banking (8.5%)
AmSouth Bancorporation                                                                                500      23,781
Chase Manhattan Corporation                                                                           500      41,375
Comerica Inc.                                                                                         600      39,038
First Union Corporation                                                                               300      16,613
Fleet Financial Group, Inc.                                                                           800      34,450
KeyCorp                                                                                               300       9,281
Mellon Bank Corporation                                                                               400      29,725
PNC Bank Corporation                                                                                  800      46,300
UnionBanCal Corporation                                                                               600      20,475
Wachovia Corporation                                                                                  300      26,362
                                                                                                          ------------
                                                                                                              287,400
Building (0.4%)
Vulcan Materials Co.                                                                                  300      14,325

Capital Goods (1.0%)
Caterpillar Inc.                                                                                      500      32,187

Chemicals (2.7%)
Dow Chemical Co.                                                                                      400      52,475
IMC Global Inc.                                                                                       300       7,500
PPG Industries, Inc.                                                                                  500      32,469
                                                                                                          ------------
                                                                                                               92,444
Communications (9.0%)
Bell Atlantic Corporation                                                                           1,500      86,437
Cincinnati Bell Inc.                                                                                  700      15,838
Frontier Corporation                                                                                  500      27,594
GTE Corporation                                                                                     1,200      80,325
U S WEST, Inc.                                                                                      1,800      94,162
                                                                                                          ------------
                                                                                                              304,356
Consumer Durables (2.6%)
Ford Motor Co.                                                                                        700      44,756
Goodyear Tire & Rubber Co.                                                                            400      22,875
Maytag Corporation                                                                                    300      20,513
                                                                                                          ------------
                                                                                                               88,144
Consumer Retail (5.7%)
Federated Department Stores, Inc.*                                                                    500      23,344
The Gap, Inc.                                                                                         500      33,281
Intimate Brands, Inc.                                                                                 700      35,000
Lowe's Companies, Inc.                                                                                600      31,650
TJX Companies, Inc.                                                                                   900      29,981
VF Corporation                                                                                        400      20,600
Wal-Mart Stores, Inc.                                                                                 400      18,400
                                                                                                          ------------
                                                                                                              192,256
Consumer Staples (10.5%)
Albertson's, Inc.                                                                                     300      15,450
Clorox Co.                                                                                            400      46,150
ConAgra, Inc.                                                                                       1,600      39,800
CVS Corporation                                                                                     1,200      57,150
Fred Meyer, Inc.*                                                                                     300      16,238
H.J. Heinz Co.                                                                                        900      42,019
Phillip Morris Companies Inc.                                                                       1,100      38,569
Quaker Oats Co.                                                                                       400      25,825
Safeway Inc.*                                                                                         300      16,181
Sara Lee Corporation                                                                                1,700      37,825
Walgreen Co.                                                                                          800      21,500
                                                                                                          ------------


THOMAS WHITE AMERICAN GROWTH FUND
Investment Portfolio                                April 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
Industry
Issue                                                                                              Shares       Value
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              356,707
Energy (5.9%)
Ashland Inc.                                                                                          200       8,450
Coastal Corporation                                                                                   400      15,300
Conoco Inc. Class A                                                                                   500      13,563
Consolidated Natural Gas Co.                                                                          300      17,850
Exxon Corporation                                                                                     600      49,837
Phillips Petroleum Co.                                                                                700      35,438
Royal Dutch Petroleum Co.                                                                             700      41,081
Texaco Inc.                                                                                           300      18,825
                                                                                                          ------------
                                                                                                              200,344
Financial Diversified (5.7%)
American Express Co.                                                                                  200      26,137
Capital One Financial Corporation                                                                     300      52,106
Citigroup Inc.                                                                                        400      30,100
Fannie Mae                                                                                            500      35,469
Freddie Mac                                                                                           400      25,100
Lehman Brothers Holdings Inc.                                                                         100       5,556
Morgan Stanley Dean Witter & Co.                                                                      200      19,838
                                                                                                          ------------
                                                                                                              194,306
Health Care (8.3%)
Abbott Laboratories                                                                                 1,300      62,969
Amgen Inc.*                                                                                         1,000      61,437
Bristol-Myers Squibb Co.                                                                            1,000      63,562
Eli Lilly and Co.                                                                                     200      14,725
HEALTHSOUTH Corp.*                                                                                    600       8,063
McKesson HBOC, Inc.                                                                                   200       7,000
Merck & Co., Inc.                                                                                     900      63,225
                                                                                                          ------------
                                                                                                              280,981
Industrial (8.5%)
AlliedSignal Inc.                                                                                     600      35,250
Cooper Industries, Inc.                                                                               400      19,350
Eastman Kodak Co.                                                                                     400      29,850
General Electric Co.                                                                                  600      63,300
Illinois Tool Works Inc.                                                                            1,100      84,700
Rockwell International Corporation                                                                    600      30,975
TRW Inc.                                                                                              600      25,163
                                                                                                          ------------
                                                                                                              288,588
Insurance (6.1%)
Ace Limited                                                                                           800      24,200
Allstate Corporation                                                                                  700      25,462
American International Group, Inc.                                                                    300      35,231
Berkshire Hathaway Class B*                                                                            25      61,750
Conseco, Inc.                                                                                         800      25,250
MBIA Inc.                                                                                             400      26,900
XL Capital Ltd.                                                                                       100       6,069
                                                                                                          ------------
                                                                                                              204,862
Metals (0.7%)
Alcoa Inc.                                                                                            400      24,900

Services (8.0%)
Cox Communications, Inc.*                                                                             100       7,938
FDX Corporation*                                                                                      300      33,769
Marriott International, Inc.                                                                          700      29,313
New York Times Co.                                                                                    700      24,150
Royal Caribbean Cruises Ltd.                                                                          800      29,550
SABRE Group Holdings, Inc.*                                                                           600      31,275
Time Warner Inc.                                                                                      600      42,000
TRICON Global Restaurants, Inc.*                                                                      200      12,875
Viacom Inc. Class B*                                                                                  900      36,786
Xerox Corporation                                                                                     400      23,500
                                                                                                          ------------

THOMAS WHITE AMERICAN GROWTH FUND
Investment Portfolio                                April 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
Industry
Issue                                                                                              Shares       Value
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              271,156
Technology (9.7%)
America Online, Inc.*                                                                                 200      28,550
Compuware Corporation*                                                                                400       9,750
Conexant Systems, Inc.*                                                                               200       8,150
Dell Computer Corporation*                                                                            400      16,475
EMC Corporation*                                                                                      400      43,575
Intel Corporation                                                                                     800      48,950
Lucent Technologies Inc.                                                                              600      36,075
Microsoft Corporation*                                                                                400      32,525
Oracle Corporation*                                                                                   400      10,825
Unisys Corporation*                                                                                 1,300      40,869
Yahoo! Inc.*                                                                                          300      52,406
                                                                                                          ------------
                                                                                                              328,150

Transportation (0.5%)
Burlington Northern Santa Fe Corporation                                                              500      18,312

Utilities (4.2%)
Carolina Power &Light Co.                                                                             800      32,250
DTE Energy Co.                                                                                        700      28,569
Edison International                                                                                1,000      24,500
FPL Group, Inc.                                                                                       600      33,825
PG&E Corporation                                                                                      700      21,744

                                                                                                          ------------
                                                                                                              140,888

                                                                                                          ------------
Total Common Stocks                                                                (Cost $3,112,594)        3,362,456

----------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (0.6%)

Wisconsin Corp Central Credit Union Variable
Demand Note   4.57%, due 7/13/99                                                   (Cost $22,038)              22,038

----------------------------------------------------------------------------------------------------------------------
Total Investments:                              99.9%                                                       3,384,494
                                                                                                          ------------
Other Assets, Less Liabilities:                 0.1%                                                            2,821
                                                -----                                                     ============
Total Net Assets:                               100.0%                                                     $3,387,315
                                              ==========                                                  ============


*  Non-Income Producing Securities

See Notes to Financial Statements.


THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio          April 30, 1999
-----------------------------------------------------------------------------------------------------

Industry
Issue                                                                            Shares        Value
-----------------------------------------------------------------------------------------------------

Common Stocks (99.7%)
---------------------------------------------------

Aerospace (0.2%)
General Dynamics Corporation                                                        300      $21,075

Banking (9.5%)
AmSouth Bancorporation                                                            1,500       71,344
BancWest Corporation                                                              1,800       71,662
Chase Manhattan Corporation                                                         900       74,475
Comerica Inc.                                                                     1,100       71,569
Cullen/Frost Bankers, Inc.                                                          800       43,150
Fleet Financial Group, Inc.                                                       1,700       73,206
Hibernia Corporation                                                              4,600       61,237
Imperial Bancorp*                                                                 2,500       48,125
Mellon Bank Corporation                                                           1,100       81,744
National City Corporation                                                         1,100       78,925
North Fork Bancorporation, Inc.                                                   2,000       45,000
UnionBanCal Corporation                                                           2,300       78,487
Wachovia Corporation                                                                600       52,725
                                                                                        -------------
                                                                                             851,649
Building (0.8%)
Fleetwood Enterprises, Inc.                                                         700       17,281
USG Corporation                                                                     400       23,350
Vulcan Materials Co.                                                                600       28,650
                                                                                        -------------
                                                                                              69,281
Capital Goods (4.2%)
Briggs & Stratton Corporation                                                       600       39,562
Caterpillar Inc.                                                                    800       51,500
Donaldson Company, Inc.                                                           1,700       38,037
Graco Inc.                                                                        1,500       47,250
Kaydon Corporation                                                                1,200       40,500
Lincoln Electric Holdings, Inc.                                                   1,500       30,937
Manitowoc Company, Inc.                                                           1,200       45,750
Tennant Co.                                                                         900       30,825
York International Corporation                                                    1,300       53,625
                                                                                        -------------
                                                                                             377,986
Chemicals (4.0%)
BF Goodrich Co.                                                                   1,200       47,700
Crompton & Knowles Corporation                                                    1,600       32,400
Cytec Industries Inc.*                                                            1,000       28,438
Dow Chemical Co.                                                                    300       39,356
Ferro Corporation                                                                 1,200       33,225
IMC Global Inc.                                                                   1,400       35,000
PPG Industries, Inc.                                                                800       51,950
Solutia Inc.                                                                      1,400       34,125
Union Carbide Corporation                                                           500       25,937
W.R. Grace & Co.*                                                                 2,100       33,468
                                                                                        -------------
                                                                                             361,599
Communications (4.8%)
Cellular Communications of Puerto Rico, Inc.*                                     1,500       35,625
Cincinnati Bell Inc.                                                              4,300       97,287
Frontier Corporation                                                              2,300      126,931
GTE Corporation                                                                   1,400       93,713
U S WEST, Inc.                                                                    1,500       78,469
                                                                                        -------------
                                                                                             432,025
Consumer Durables (3.8%)
Arvin Industries, Inc.                                                              600       21,975
Black & Decker Corporation                                                        1,400       79,450
Dana Corporation                                                                    500       23,563
Ford Motor Co.                                                                      400       25,575
Gentex Corporation*                                                               1,700       51,106
Goodyear Tire & Rubber Co.                                                          400       22,875
Maytag Corporation                                                                  400       27,350
Meritor Automotive, Inc.                                                          1,400       29,663
Navistar International Corporation*                                                 500       26,156
PACCAR Inc.                                                                         500       28,000
                                                                                        -------------
                                                                                             335,713

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio          April 30, 1999
______________________________________________________________________________________________________

Industry
Issue                                                                           Shares         Value
-----------------------------------------------------------------------------------------------------

Consumer Retail (4.7%)
Dayton Hudson Corporation                                                         1,000       67,313
Intimate Brands, Inc.                                                             1,400       70,000
Liz Claiborne, Inc.                                                               1,900       62,819
Ross Stores, Inc.                                                                 1,300       59,719
VF Corporation                                                                    1,300       66,950
Wal-Mart Stores, Inc.                                                             1,400       64,400
Zale Corporation*                                                                   900       34,031
                                                                                        -------------
                                                                                             425,232
Consumer Staples (7.8%)
Alberto-Culver Co. CL A                                                           2,700       61,087
Brown Forman Corporation                                                            900       66,319
Canandaigua Brands, Inc.*                                                         1,000       51,500
ConAgra, Inc.                                                                     2,000       49,750
CVS Corporation                                                                   1,300       61,913
Fred Meyer, Inc.*                                                                 1,000       54,125
Hannaford Bros. Co.                                                               1,100       47,988
Helen of Troy Limited*                                                            2,800       39,200
IBP, Inc.                                                                         3,000       60,750
Longs Drug Stores Corporation                                                     1,700       58,437
Phillip Morris Companies Inc.                                                     1,300       45,581
SUPERVALU Inc.                                                                    2,500       52,187
UST Inc.                                                                          1,900       52,962
                                                                                        -------------
                                                                                             701,799
Energy (6.1%)
Ashland Inc.                                                                      1,500       63,375
Coastal Corporation                                                               1,800       68,850
Columbia Energy Group                                                             1,200       57,675
Exxon Corporation                                                                   900       74,756
Mitchell Energy/Dev'b'                                                            3,000       46,125
Phillips Petroleum Co.                                                            1,500       75,937
Royal Dutch Petroleum Co.                                                         1,300       76,294
Tosco Corporation                                                                 3,000       80,250
                                                                                        -------------
                                                                                             543,262
Financial Diversified (4.3%)
A.G. Edwards, Inc.                                                                  700       24,500
AMCORE Financial, Inc.                                                            1,600       33,600
Capital One Financial Corporation                                                   300       52,106
Citigroup Inc.                                                                      600       45,150
Countrywide Credit Industries, Inc.                                                 900       40,781
Fannie Mae                                                                          500       35,469
Freddie Mac                                                                         600       37,650
John Nuveen Co.                                                                     900       35,775
Morgan Stanley Dean Witter & Co.                                                    400       39,675
T. Rowe Price Associates, Inc.                                                    1,100       41,456
                                                                                        -------------
                                                                                             386,162
Forest & Paper (1.0%)
Mead Corporation                                                                    800       33,450
Wausau-Mosinee Paper Corporation                                                  1,500       24,750
Weyerhaeuser Co.                                                                    400       26,850
                                                                                        -------------
                                                                                              85,050
Health Care (6.7%)
Abbott Laboratories                                                               1,400       67,813
Allergan, Inc.                                                                      500       44,937
Arrow International, Inc.                                                         1,900       42,750
Bergen Brunswig Corporation                                                       2,100       39,900
Biogen, Inc.*                                                                       400       38,025
Bristol-Myers Squibb Co.                                                            900       57,206
CIGNA Corporation                                                                   500       43,594
DENTSPLY International Inc.                                                       1,500       39,281
Humana Inc.*                                                                      2,000       27,250
Merck & Co., Inc.                                                                   800       56,200
Mylan Laboratories Inc.                                                           1,300       29,494
Orthodontic Centers of America, Inc.*                                             2,300       28,462
PacifiCare Health Systems, Inc.*                                                    500       39,891
Tenet Healthcare Corporation*                                                     2,000       47,250
                                                                                        -------------
                                                                                             602,053

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio          April 30, 1999
______________________________________________________________________________________________________

Industry
Issue                                                                           Shares         Value
------------------------------------------------------------------------------------------------------

Industrial (15.3%)
AlliedSignal Inc.                                                                   900       52,875
AptarGroup, Inc.                                                                  1,400       39,200
Baldor Electric Co.                                                               1,900       36,694
C&D Technologies, Inc.                                                            1,500       38,719
CLARCOR Inc.                                                                      2,200       41,250
Cooper Industries, Inc.                                                           1,000       48,375
Crane Co.                                                                         1,600       46,300
Dionex Corporation*                                                               1,000       41,000
Eastman Kodak Co.                                                                   700       52,238
GATX Corporation                                                                  1,000       34,375
GenCorp Inc.                                                                      2,200       50,875
General Electric Co.                                                                400       42,200
Harris Corporation                                                                1,400       48,388
Hillenbrand Industries, Inc.                                                      1,000       46,938
Hubbell Inc.                                                                      1,100       52,594
Illinois Tool Works Inc.                                                            800       61,600
Johnson Controls, Inc.                                                              700       51,056
Littelfuse, Inc.*                                                                 2,100       42,262
Myers Industries, Inc.                                                            2,000       45,250
National Service Industries, Inc.                                                 1,000       38,938
Pentair, Inc.                                                                     1,200       56,400
Plantronics, Inc.*                                                                  600       40,500
Plexus Corporation*                                                               1,100       36,713
Rockwell International Corporation                                                1,000       51,625
Thomas & Betts Corporation                                                        1,100       46,200
Timken Co.                                                                        1,700       37,931
Trinity Industries, Inc.                                                          1,400       48,738
TRW Inc.                                                                            900       37,744
Varlen Corporation                                                                1,000       28,000
W.W. Grainger, Inc.                                                               1,500       75,281
                                                                                        -------------
                                                                                           1,370,259
Insurance (4.3%)
Allstate Corporation                                                              1,100       40,013
Ambac Financial Group, Inc.                                                         700       42,263
American International Group, Inc.                                                  300       35,231
American National Insurance Co.                                                     400       27,750
Arthur J. Gallagher & Co.                                                           500       23,750
Berkshire Hathaway Class B*                                                          15       37,050
Conseco, Inc.                                                                     1,200       37,875
Everest Reinsurance Holdings, Inc.                                                1,100       33,344
Fidelity National Financial, inc.                                                   900       16,425
First American Financial Corporation                                              1,200       21,450
HCC Insurance Holdings, Inc.                                                      1,000       21,125
LandAmerica Financial Group, Inc.                                                   500       14,000
Old Republic International Corporation                                            1,900       37,169
                                                                                        -------------
                                                                                             387,445
Metals (0.4%)
Alcoa Inc.                                                                          600       37,350

Services (11.4%)
Bob Evans Farms, Inc.                                                             1,700       31,131
Brinker International, Inc.*                                                      1,400       38,675
Consolidated Graphics, Inc.*                                                        700       29,838
Deluxe Corporation                                                                2,000       69,250
Diebold, Inc.                                                                     2,400       57,750
Grey Advertising Inc.                                                               100       32,294
Knight Ridder                                                                     1,300       69,956
Marriott International, Inc.                                                      1,900       79,562
Pre-Paid Legal Services, Inc.*                                                    1,400       39,900
Royal Caribbean Cruises Ltd.                                                      2,000       73,875
SABRE Group Holdings, Inc.*                                                       1,700       88,612
TCA Cable TV, Inc.                                                                  400       19,925
Time Warner Inc.                                                                    500       35,000
Times Mirror Co.                                                                  1,200       70,200
TRICON Global Restaurants, Inc.*                                                  1,100       70,813
True North Communications Inc.                                                    1,600       43,200
United Stationers Inc.                                                            2,200       37,537
Valassis Communications, Inc.*                                                      700       39,200
Viacom Inc. Class B*                                                                600       24,525
Xerox Corporation                                                                 1,200       70,500
                                                                                        -------------
                                                                                           1,021,743

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio          April 30, 1999
______________________________________________________________________________________________________

Industry
Issue                                                                           Shares         Value
------------------------------------------------------------------------------------------------------

Technology (6.2%)
America Online, Inc.*                                                               600       85,650
Apple Computer, Inc.*                                                             1,400       64,400
EMC Corporation*                                                                    500       54,469
Intel Corporation                                                                   800       48,950
Lexmark International Group, Inc.*                                                  500       61,750
Microchip Technology Inc.*                                                        1,400       49,000
Microsoft Corporation*                                                              600       48,788
Oracle Corporation*                                                               1,400       37,888
Unisys Corporation*                                                               1,700       53,444
Yahoo! Inc.*                                                                        300       52,406
                                                                                        -------------
                                                                                             556,745
Transportation (0.5%)
Burlington Northern Santa Fe Corporation                                            600       21,975
Union Pacific Corporation                                                           400       24,000
                                                                                        -------------
                                                                                              45,975
Utilities (3.7%)
Boston Edison Co.                                                                 1,000       42,500
Carolina Power & Light Co.                                                          700       28,219
DTE Energy Co.                                                                      800       32,650
Florida Progress Corporation                                                        900       34,650
Hawaiian Electric Industries, Inc.                                                  800       28,450
IPALCO Enterprises, Inc.                                                          1,200       27,675
Otter Tail Power Co.                                                                600       22,950
PG&E Corporation                                                                    900       27,956
PP&L Resources, Inc.                                                              1,400       39,113
Rochester Gas & Electric Corporation                                              1,100       28,050
United Illuminating Co.                                                             600       23,625
                                                                                        -------------
                                                                                             335,838

Total Common Stocks                                     (Cost $8,320,505)                  8,948,241
                                                                                        -------------

---------------------------------------------------------------------------------------------------------
Short-Term Obligations (0.4%)

Wisconsin Corp Central Credit Union Variable
Demand Note   4.57%, due 7/13/99                                                             19,811
Firstar Bank USA Variable Demand Note  4.57%, due 12/13/99                                      997
Warner Lambert Variable Demand Note   4.50%, due 7/26/99                                     13,360
                                                                                        -------------
                                                        (Cost $34,168)                       34,168

---------------------------------------------------------------------------------------------------------

Total Investments:                                 100.1%                                 8,982,409
Other Assets, Less Liabilities:                    (0.1%)                                   (6,255)
                                                   -------                               =============
Total Net Assets:                                  100.0%                                $8,976,154
                                                   ======                                =============

*  Non-Income Producing Securities

See Notes to Financial Statements.


THOMAS WHITE INTERNATIONAL FUND+
Investment Portfolio                                        April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS:                              98.5%

-----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA:                                  0.4%

                                  Telecom Argentina                                  Communications             16,500    $113,047
                                  YPF Sociedad                                               Energy              2,700     113,017
                                                                                                                       ------------
                                                                                                                           226,064
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA:                                   3.5%

                                  National Australia Bank ADR                               Banking              4,300     417,906
                                  National Australia Bank                                   Banking             18,821     365,865
                                  News Corporation                                          Service             67,500     564,638
                                  Santos Ltd.                                                Energy             29,438     101,146
                                  Telstra Corporation                                Communications            103,200     559,148
                                  Woolworths                                        Consumer Retail             37,700     119,569
                                                                                                                       ------------
                                                                                                                         2,128,272
-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM:                                     2.3%

                                  Delhaize                                          Consumer Retail              3,700     323,130
                                  Fortis AG                                               Insurance              8,500     284,648
                                  GBL                                                     Financial              1,800     329,396
                                  Solvay                                                  Chemicals              6,200     431,600
                                                                                                                       ------------
                                                                                                                         1,368,774
-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL:                                      1.0%

                                  Eletrobras PNB                                          Utilities          6,284,000     132,592
                                  Itausa PN                                   Financial Diversified            125,000      66,938
                                  Petrobras PN                                               Energy            409,000      66,544
                                  Telebras ADR                                       Communications              2,400     218,850
                                  Telebras ADR                                       Communications              2,400         188
                                  Vale do Rio Doce PN                               Metals & Mining              4,600      86,735
                                                                                                                       ------------
                                                                                                                           571,847
-----------------------------------------------------------------------------------------------------------------------------------
CANADA:                                       1.9%

                                  BCE Inc.                                           Communications              9,800     447,370
                                  Quebecor Incorporated Class B                            Services              9,300     223,479
                                  Royal Bank of Canada                                      Banking              6,200     302,622
                                  Shell Canada                                               Energy              9,100     187,369
                                                                                                                       ------------
                                                                                                                          1,160,840
-----------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC:                                0.2%

                                  SPT Telecom*                                       Communications              5,000      72,534
                                  Tabak                                            Consumer Staples                200      41,593
                                                                                                                       ------------
                                                                                                                           114,127
------------------------------------------------------------------------------------------------------------------------------------
FINLAND:                                      0.7%

                                  Nokia A                                            Communications              5,200     400,928
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE:                                       6.4%

                                  AGF                                                     Insurance              9,900     521,575
                                  Altran Technology                                      Technology              1,200     284,780
                                  B N P                                                     Banking              4,100     339,252
                                  Cap Gemini                                             Technology              3,200     488,387
                                  C.G.I.P                                                Industrial              2,000     100,601
                                  Elf-Aquitane                                               Energy              4,000     620,188
                                  L' Oreal                                         Consumer Staples                450     287,628
                                  Renault                                         Consumer Durables              8,100     338,660
                                  Rexel                                             Consumer Retail              3,300     273,230
                                  Societe Generale                                          Banking              1,700     303,744
                                  Suez Lyon Eaux                                          Utilities              1,700     288,683
                                                                                                                           --------
                                                                                                                         3,846,728



THOMAS WHITE INTERNATIONAL FUND+
Investment Portfolio                                        April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------
GERMANY:                                      5.2%

                                  BASF                                                    Chemicals             12,000     524,628
                                  Commerzbank                                               Banking             10,300     332,432
                                  Deutsche Telecom                                   Communications             11,800     464,233
                                  GEA AG VZ                                              Industrial              6,300     156,154
                                  Man AG VZ                                              Industrial             18,000     360,720
                                  R W E Vorzuege                                          Utilities              8,700     397,331
                                  Schering AG                                            Healthcare              4,100     472,445
                                  Thyssen AG                                             Industrial             20,000     436,662
                                                                                                                       ------------
                                                                                                                         3,144,605
-----------------------------------------------------------------------------------------------------------------------------------
GREECE:                                      0.5%

                                  Alpha Credit Bank                                         Banking              1,554     111,043
                                  Ergo Bank                                                 Banking                910      79,523
                                  OTE                                                Communications              3,555      82,559
                                                                                                                       ------------
                                                                                                                           273,125
-----------------------------------------------------------------------------------------------------------------------------------
HONG KONG:                                   3.8%

                                  Cheung Kong                                 Financial Diversified             16,700     151,910
                                  China Telecom*                                     Communications            103,600     236,591
                                  CLP Holdings                                            Utilities             25,900     139,018
                                  HSBC Holdings                                             Banking             18,000     668,880
                                  Hong Kong & China Gas                                   Utilities              9,790      13,769
                                  Hong Kong Electric                                      Utilities             44,800     142,773
                                  Hutchinson                                        Consumer Retail             25,200     225,979
                                  Johnson Electric                                       Industrial             60,000     179,220
                                  New World Development                                  Industrial             65,300     161,768
                                  SHK Properties                              Financial Diversified             31,600     277,255
                                  Smartone Telecom                                   Communications             28,400      98,389
                                                                                                                       ------------
                                                                                                                         2,295,552
-----------------------------------------------------------------------------------------------------------------------------------
HUNGARY:                                      0.2%

                                  Matav ADR                                          Communications              4,400     123,750
-----------------------------------------------------------------------------------------------------------------------------------
INDONESIA:                                    0.3%

                                  Guadang Garam                                    Consumer Staples             24,000      43,797
                                  Indosat                                            Communications             23,000      44,696
                                  Tambang Timah                                     Metals & Mining             53,000      49,184
                                  Telkom Indonesia                                   Communications            100,000      44,840
                                                                                                                       ------------
                                                                                                                           182,517
-----------------------------------------------------------------------------------------------------------------------------------
ISRAEL:                                       0.2%

                                  Bezeq Israel Telecom                               Communications             17,000      66,031
                                  IDB Holding Corp.                           Financial Diversified              2,000      51,613
                                                                                                                       ------------
                                                                                                                           117,644
-----------------------------------------------------------------------------------------------------------------------------------
ITALY:                                        1.0%

                                  Mediaset                                                 Services             38,700     334,302
                                  Telecom Italia Mobile                              Communications             49,201     295,790
                                                                                                                       ------------
                                                                                                                           630,092



THOMAS WHITE INTERNATIONAL FUND+
Investment Portfolio                                        April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN:                                        5.9%

                                  Bridgestone                                     Consumer Durables              6,000     160,804
                                  Canon                                                  Technology              6,000     146,734
                                  Familymart                                        Consumer Retail              4,000     189,280
                                  Fuji Photo Film                                          Services              5,000     188,860
                                  Honda Motor                                     Consumer Durables              5,000     220,268
                                  KAO Corporation                                  Consumer Staples             12,000     304,522
                                  NGK Spark Plug                                  Consumer Durables             23,000     241,748
                                  Nintendo                                                 Services              2,400     225,929
                                  Nippon Telephone & Telegraph                       Communications                 20     217,755
                                  Olympus Optical                                        Technology             12,000     147,538
                                  Ono Pharmaceutical                                    Health Care              5,000     194,304
                                  Pioneer Electric                                       Technology              8,000     152,094
                                  Promise                                     Financial Diversified              3,000     170,854
                                  Shiseido & Company                               Consumer Staples             12,000     188,944
                                  Sony Corporation                                       Technology              2,000     186,767
                                  TDK Corporation                                        Technology              2,000     151,256
                                  Yamanouchi Pharmaceutical                             Health Care              7,000     221,607
                                  Yasuda Fire & Marine Insurance                          Insurance             36,000     199,595
                                                                                                                       ------------
                                                                                                                         3,508,859
-----------------------------------------------------------------------------------------------------------------------------------
MALAYSIA:                                     0.4%

                                  Golden Hope Plantation                           Consumer Staples             39,000      33,454
                                  Perlis Plantation                                Consumer Staples             43,750      52,727
                                  Petronas Gas                                            Utilities             30,000      69,867
                                  Telekom Malaysia                                    Communication             29,000      85,472
                                                                                                                       ------------
                                                                                                                           241,520
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO:                                        1.2%

                                  Cemex CPO                                                Building             30,400     141,433
                                  Telefonos de Mexico                                Communications              7,400     560,550
                                                                                                                       ------------
                                                                                                                           701,983
-----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS:                                  7.2%

                                  ABN-AMRO Holdings                                         Banking             13,500     321,089
                                  Fortis Amev Cert                                        Insurance             11,200     398,101
                                  Hagemeyer                                         Consumer Retail              9,900     334,142
                                  Heineken                                         Consumer Staples              9,600     480,962
                                  ING Groep                                               Insurance              8,752     538,173
                                  Kon PTT                                            Communications             12,800     533,276
                                  Randstad Holdings                                        Services              5,800     281,711
                                  Royal Dutch                                                Energy              9,800     569,539
                                  TNT Post Groep                                           Services              4,296     285,095
                                  Unilever                                         Consumer Staples              4,354     246,050
                                  VNU Ver Bez                                              Services              7,900     319,132
                                                                                                                       ------------
                                                                                                                         4,307,270
-----------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND:                                  0.1%

                                  Lion Nathan Limited                              Consumer Staples             33,000      83,130
-----------------------------------------------------------------------------------------------------------------------------------
PAKISTAN:                                     0.1%

                                  Pakistan Telephone                                 Communications                650      23,400
-----------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES:                                  0.3%

                                  Manila Electric                                         Utilities             18,000      68,638
                                  Philippines Long Distance                          Communications              4,200     135,858
                                                                                                                       ------------
                                                                                                                           204,496

THOMAS WHITE INTERNATIONAL FUND+
Investment Portfolio                                        April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------
POLAND:                                       0.2%

                                  BPH                                                       Banking              1,900      97,060
-----------------------------------------------------------------------------------------------------------------------------------
PORTUGAL:                                     0.1%

                                  Banco Espir Santo                                         Banking              2,385      57,204
------------------------------------------------------------------------------------------------------------------------------------
RUSSIA:                                       0.1%

                                  Lukoil ADR                                                 Energy                800      27,608
                                  Gazprom ADR                                                Energy              3,500      37,285
                                                                                                                       ------------
                                                                                                                            64,893
-----------------------------------------------------------------------------------------------------------------------------------
SINGAPORE:                                    1.4%

                                  City Development                            Financial Diversified             13,000      86,518
                                  Development Bank of Singapore - Foreign                   Banking             14,800     156,899
                                  Singapore Airlines - Foreign                       Transportation             21,400     196,619
                                  Singapore Telecom                                  Communications            202,100     373,743
                                                                                                                       ------------
                                                                                                                           813,779
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA:                                 0.5%

                                  Anglo American Corp SA                                 Industrial            1,100        56,763
                                  De Beers                                          Consumer Retail            1,400        34,971
                                  Edgars                                                                         131           667
                                  Firstrand                                               Insurance           15,525        17,093
                                  Liberty Life Association                                Insurance            2,800        40,355
                                  Nedcor                                                    Banking              700        15,300
                                  Rembrandt Group                                  Consumer Staples            7,200        54,724
                                  South African Brewery                            Consumer Staples            3,714        31,017
                                  Standard Bank Inv.                                        Banking            7,000        21,224
                                                                                                                       ------------
                                                                                                                           272,114
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA:                                  0.7%

                                  Pohang Iron & Steel                               Metals & Mining            2,200       185,737
                                  SK Telecom                                         Communications              109       114,067
                                  SK Telecom ADR                                     Communications              206       128,621
                                                                                                                       ------------
                                                                                                                           428,425
-----------------------------------------------------------------------------------------------------------------------------------
SPAIN:                                         1.9%

                                  Endesa                                                  Utilities             13,600     301,807
                                  Telefonica de Espana                               Communications             11,100     519,233
                                  U Fenosa                                                Utilities             23,300     309,403
                                                                                                                       ------------
                                                                                                                         1,130,443
----------------------------------------------------------------------------------------------------------------------------------
SWEDEN:                                         3.3%

                                  Electrolux B                                    Consumer Durables             22,700     460,106
                                  Nordbanken Holdings                                       Banking             43,000     270,135
                                  Skanska B                                                Building              8,200     325,123
                                  Stora Enso R                                       Forest & Paper             15,820     180,954
                                  Volvo B                                         Consumer Durables             16,500     435,161
                                  WM-Data                                                Technology              7,600     279,262
                                                                                                                       ------------
                                                                                                                         1,950,741

THOMAS WHITE INTERNATIONAL FUND+
Investment Portfolio                                        April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND:                                  3.8%

                                  Adecco I                                                 Services                655     329,773
                                  Nestle AG                                        Consumer Staples                270     499,025
                                  Novartis Reg                                          Health Care                265     387,420
                                  Richemont I                                      Consumer Staples                120     203,797
                                  Roche GS                                              Health Care                 43     505,054
                                  Swiss Reinsurance                                       Insurance                170     371,520
                                                                                                                       ------------
                                                                                                                         2,296,589
-----------------------------------------------------------------------------------------------------------------------------------
THAILAND:                                     0.3%

                                  Advanced Information Service                       Communications             11,900      94,339
                                  Thai Airways International                         Transportation             35,300      65,676
                                                                                                                       ------------
                                                                                                                           160,015
-----------------------------------------------------------------------------------------------------------------------------------
TURKEY:                                       0.3%

                                  Akbank                                                    Banking          1,793,600      57,037
                                  Arcelik                                         Consumer Durables          1,320,000      52,140
                                  KOC Holdings                                    Consumer Durables            283,100      51,269
                                  Netas*                                                 Technology            317,200       7,423
                                  Petkim                                                  Chemicals          1,677,000      29,012
                                                                                                                       ------------
                                                                                                                           196,881
-----------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM:                               12.0%

                                  Allied Domecq                                    Consumer Staples             61,800     482,306
                                  Allied Irish Bank                                         Banking             17,300     279,495
                                  BG Plc                                                  Utilities             47,700     267,879
                                  BP Amaco                                                   Energy             30,400     576,253
                                  Boots                                             Consumer Retail              8,527     113,062
                                  British Energy                                          Utilities             33,400     285,386
                                  British Telecom                                    Communications             38,400     641,392
                                  CGU Plc                                                 Insurance             11,000     173,024
                                  Daily Mail & Trust                                       Services              6,700     361,604
                                  G E C                                                  Industrial             31,600     334,840
                                  Glaxo Wellcome                                         Healthcare             15,200     450,046
                                  Halifax                                                   Banking             30,900     434,327
                                  Legal & General                                         Insurance             38,400     110,296
                                  National Westminster Bank                                 Banking             24,200     584,120
                                  Royal Bank of Scotland                                    Banking             13,900     324,771
                                  Rolls Royce                                             Aerospace             71,300     330,996
                                  Smithkline Beecham                                    Health Care             38,500     508,935
                                  Sun Life & Province                                     Insurance             14,000     125,537
                                  Tesco                                             Consumer Retail             54,200     161,131
                                  Unilever                                         Consumer Staples             27,200     242,039
                                  Vodaphone                                           Communication             21,100     388,422
                                                                                                                       ------------
                                                                                                                         7,175,861

THOMAS WHITE INTERNATIONAL FUND+
Investment Portfolio                                        April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Country                            Issue                                            Industry                    Shares    Value
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES:                                31.1%

                                  Abbott Laboratories                                    Healthcare             10,600     513,437
                                  American Online, Inc.*                                 Technology              2,800     399,700
                                  American Express Co.                                    Financial              2,500     326,719
                                  American International Group, Inc.                      Insurance              1,900     223,131
                                  American National Insurance Co.                         Insurance              1,800     124,875
                                  Amgen Inc.*                                           Health Care             12,600     774,112
                                  AmSouth Bancorporation                                    Banking             10,575     502,973
                                  Bell Atlantic Corporation                          Communications              9,368     539,831
                                  Berkshire Hathaway Inc. Class A             Financial Diversified                 15   1,146,000
                                  Black & Decker Corporation                               Services              6,800     385,900
                                  Caterpillar Inc.                                    Capital Goods              3,900     251,062
                                  Chase Manhattan Corporation                               Banking              8,300     686,825
                                  Coastal Corporation                                        Energy              6,700     256,275
                                  Comerica Inc.                                             Banking              4,050     263,503
                                  Cooper Industries, Inc.                                Industrial              4,300     208,012
                                  R.R. Donnelley & Sons Co.                                Services              7,000     247,625
                                  Dow Chemical Co.                                        Chemicals              4,600     603,462
                                  DTE Energy Co.                                          Utilities              6,200     253,037
                                  Eastman Kodak Co.                                      Industrial              4,600     343,275
                                  EMC Corporation*                                       Technology              2,700     294,131
                                  Fannie Mae                                  Financial Diversified              7,200     510,750
                                  Ford Motor Co.                                  Consumer Durables              8,100     517,894
                                  General Electric Co.                                   Industrial              6,000     633,000
                                  GTE Corporation                                     Communication              4,900     327,994
                                  Guidant Corporation*                                  Health Care              6,200     332,862
                                  Harris Corporation                                     Industrial             10,600     366,363
                                  Intel Corporation                                      Technology              2,800     171,325
                                  Lexmark International Group, Inc.*                     Technology              2,500     308,750
                                  Lucent Technologies, Inc.                              Technology              6,200     372,775
                                  Mellon Bank Corporation                                   Banking              5,200     386,425
                                  Merck & Co., Inc.                                     Health Care              5,200     365,300
                                  Mobil Corporation                                          Energy              5,500     576,125
                                  PacifiCare Health Systems, Inc.*                      Health Care              2,900     231,365
                                  PG&E Corporation                                        Utilities              5,500     170,844
                                  Phillips Petroleum Co.                                     Energy              8,900     450,563
                                  Raytheon Co.                                           Industrial              4,100     288,025
                                  Rockwell International Corporation                     Industrial              5,700     294,263
                                  Royal Dutch Petroleum Co.                                  Energy              5,200     305,175
                                  Safeway Inc.*                                    Consumer Staples             10,900     587,919
                                  TJX Companies, Inc.                               Consumer Retail             15,000     499,688
                                  TRW Inc.                                               Industrial              5,800     243,238
                                  Unilever N.V.                                    Consumer Staples              2,400     155,850
                                  U S WEST, Inc.                                     Communications              9,000     470,813
                                  VF Corporation                                    Consumer Retail              5,400     278,100
                                  Vulcan Materials Co.                                     Building              1,800     429,750
                                  Walgreen Co.                                     Consumer Staples             10,400     279,500
                                  Xerox Corporation                                        Services              7,400     434,750
                                  Yahoo! Inc.*                                           Technology              1,400     244,563
                                                                                                                       ------------
                                                                                                                        18,577,854


Total Common Stocks                                                           (Cost $48,145,069)                        58,877,382
                                                                                                                       ------------


------------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSIT:                               0.4%
                                                                                                           Par  Value
                                 State Street Bank and Trust Co. Eurodollar
                                 Time Deposit   3.75%, due 5/03/99           (Cost $244,000)                 $244,000       244,000

------------------------------------------------------------------------------------------------------------------------------------


Total Investments:                    98.9%                                  (Cost $48,389,069)                          59,121,382
Other Assets, Less Liabilities:        1.1%                                                                                 677,497
                                 -----------                                                                         ---------------
Total Net Assets:                      100%                                                                             $59,798,879
                                 ===========                                                                          ==============

*  Non-Income Producing Securities

+  Formerly the Thomas White World Fund, see Note 5.

See Notes to Financial Statements.

THOMAS WHITE FUNDS FAMILY
Statements of Assets and Liabilities
April 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
                                                                     American           American
                                                                      Growth          Opportunities       International
                                                                       Fund               Fund                Fund+
                                                                ---------------    ----------------     ---------------
ASSETS
Investments in securities at value1                            $       3,362,456  $        8,948,241  $       58,877,382
Cash & cash equivalents                                                   22,038              34,168             244,899
Receivables:
     Dividends and interest                                                3,633               5,532             176,404
     Securities sold                                                     -------              ------           2,377,691
Prepaid expenses and deferred organization costs                         -------              ------               2,319
Equipment                                                                -------              ------                 836
                                                                  ---------------    ----------------     ---------------
                                   Total assets                        3,388,127           8,987,941          61,679,531
                                                                  ---------------    ----------------     ---------------

LIABILITIES

Payable for securities purchased                                         -------             -------           1,808,963
Accrued expenses                                                             812              11,787              71,689
                                                                  ---------------    ----------------     ---------------
                                   Total liabilities                         812              11,787           1,880,652
                                                                  ---------------    ----------------     ---------------

NET ASSETS

Source of Net Assets:
    Net capital paid in on shares of beneficial interest       $       3,134,799  $        8,346,425  $       45,044,358
    Undistributed net investment income                                    2,654               1,994              50,277
    Accumulated net realized gain                                              0                   0           3,971,931
    Net unrealized appreciation                                          249,862             627,735          10,732,313
                                                                  ---------------    ----------------     ---------------

                                   Net assets                  $       3,387,315  $        8,976,154  $       59,798,879
                                                                  ===============    ================     ===============

Shares outstanding                                                       281,478             831,900           4,162,873

Net asset value per share                                      $           12.03  $            10.79  $            14.36
                                                                  ===============    ================     ===============

1 Cost Basis:
         American Growth Fund: $3,112,594
         American Opportunities Fund: $8,320,505
         International Fund: $48,145,069

+Formerly the Thomas White World Fund, see Note 5.


See Notes to Financial Statements.













THOMAS WHITE FUNDS FAMILY
Statements of Operations (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                   American           American
                                                                    Growth          Opportunities       International
                                                                     Fund              Fund                Fund+
                                                                ---------------    ----------------     ---------------
                                                                   1999 (a)           1999 (b)             1999 (c)
                                                                ---------------    ----------------     ---------------
INVESTMENT INCOME

Income:
    Dividends                                                $          10,952  $           14,391   $         457,129  1
    Interest                                                             1,340               3,933              34,707
                                                                ---------------    ----------------     ---------------
         Total investment income                                        12,292              18,324             491,836
                                                                ---------------    ----------------     ---------------

Expenses:
    Investment management fees (note 3)                                  7,139              12,097             303,033
    Custodian fees                                                       1,709                 978              29,727
    Transfer Agent fees                                                  2,773               1,369              12,896
    Audit fees and expenses                                              4,241               2,993              11,106
    Trustees' fees and expenses                                            771                 503               8,214
    Printing expenses                                                      392                 174               9,577
    Legal fees and expenses                                              1,542               1,007              16,428
    Organization costs                                                 -------             -------               2,931
    Registration fees                                                    3,578                 911              22,816
    Depreciation expense                                               -------             -------               2,561
    Other expenses                                                         730                 476               9,267
                                                                ---------------    ----------------     ---------------
         Total expenses                                                 22,875              20,508             428,556
         Reimbursement from Investment Manager                        (13,237)             (4,178)             -------
                                                                ---------------    ----------------     ---------------
         Net expenses                                                    9,638              16,330             428,556
                                                                ---------------    ----------------     ---------------
                 Net investment income                                    2,654               1,994              63,280
                                                                ---------------    ----------------     ---------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                       -------             -------           3,919,611
Unrealized appreciation on investments                                 249,862             627,735           3,602,492
                                                                ---------------    ----------------     ---------------
        Net gain on investments                                        249,862             627,735           7,522,103
                                                                ---------------    ----------------     ---------------

        Net increase in net assets from operations           $         252,516  $          629,729  $        7,585,383
                                                                ===============    ================     ===============


(a)      From commencement of operations on November 1, 1998.
(b)      From commencement of operations on March 4, 1999.
(c)      Six months ended April 30, 1999.

1 Net of foreign taxes withheld of $36,240.
+ Formerly the Thomas White World Fund, see Note 5.

See Notes to Financial Statements.








THOMAS WHITE FUNDS FAMILY
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                        American           American
                                                         Growth        Opportunities              International
                                                          Fund              Fund                     Fund+
                                                      -------------     ---------------       -------------------------------
                                                        1999 (a)           1999 (b)              1999 (c)          1998 (d)
                                                      -------------     ---------------       --------------  ----------------
Change in net assets from operations:
     Net investment income                         $         2,654   $           1,993  $         63,280  $        604,878
     Net realized gain                                   ---------           ---------         3,919,611         3,965,958
     Unrealized appreciation (depreciation) for
     the period                                            249,862             627,736         3,602,492         (112,585)
                                                      -------------     ---------------    --------------    --------------
Net increase in net assets from operations                 252,516             629,729         7,585,383         4,458,251

Distributions to shareholders:
     From net investment income                          ---------           ---------         (551,470)         (696,401)
     From net realized gain                              ---------           ---------       (3,868,364)       (1,942,252)

Fund share transactions                                  3,134,799           8,346,425         (831,085)         7,649,245
                                                      -------------     ---------------    --------------    --------------
           Total increase                                3,387,315           8,976,154         2,334,464         9,468,843

Net assets:
Beginning of period                                      ---------           ---------        57,464,415        47,995,572
                                                      -------------     ---------------    --------------    --------------

End of period                                      $     3,387,315   $       8,976,154  $     59,798,879  $     57,464,415
                                                      =============     ===============    ============== == ==============


(a)      From commencement of operations on November 1, 1998 (unaudited).
(b)      From commencement of operations on March 4, 1999 (unaudited).
(c)      Six months ended April 30, 1999 (unaudited).
(d)      Year ended October 31, 1998.

+ Formerly the Thomas White World Fund, see Note 5.

See Notes to Financial Statements.






THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

Note 1.       Summary of Accounting Policies

Lord Asset  Management  Trust (the  "Trust") was  organized as a Delaware  business  trust on February 9, 1994, as an open-end  diversified  management  investment  company.  The Trust  currently has three series of Shares,  the Thomas
White  American  Growth  Fund (the  "American  Growth  Fund"),  the Thomas  White  American  Opportunities  Fund (the
"American  Opportunities  Fund") and the Thomas White International Fund (the  "International  Fund"). The investment objective of the Funds is to seek long-term  capital  growth.  The American  Growth Fund primarily  invests in equity securities of large U.S.  companies.  The American  Opportunities  Fund will also invest in U.S.  equity  securities, with a focus on mid-size and small companies.  The  International  Fund will primarily invest in equity securities of companies  located in the world's  developed  countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a)      Valuation of  securities.  Securities  listed or traded on a recognized  national or foreign stock  exchange or NASDAQ are valued at the last  reported  sales prices on the principal  exchange on which the  securities are traded.  Over-the-counter  securities and listed  securities for which no sale is reported are valued at the mean between the last current bid and asked  prices.  Securities  for which  market  quotations  are not readily  available are valued at fair value as  determined  by management  and approved in good faith by the
         Board of Trustees.

(b)      Foreign  currency  translation.  Portfolio  securities  and other  assets  and  liabilities  denominated  in foreign  currencies are  translated  into U.S.  dollar amounts at date of valuation.  Purchases and sales of portfolio  securities and income items  denominated in foreign  currencies are translated  into U.S.  dollar amounts on the respective  dates of such  transactions.  When the Fund purchases or sells a foreign security it will  customarily  enter into a foreign  exchange  contract to minimize  foreign  exchange  risk from the trade date to the settlement date of such transaction.

         The Fund does not  isolate  that  portion of the results of  operations  resulting  from  changes in foreign exchange  rates on  investments  from the  fluctuations  arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized  foreign  exchange  gains or losses arise from sales of foreign  currencies,  currency gains  or  losses  realized  between  the  trade  and  settlement  dates  on  securities  transactions,  the differences  between the amounts of dividends,  and foreign  withholding taxes recorded on the Fund's books, and the U.S. dollar  equivalent of the amounts  actually  received or paid. Net unrealized  foreign exchange gains and  losses  arise  from  changes in the value of assets and  liabilities  other than  investments  in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c)      Income  taxes.  It is the Fund's  intention  to comply with the  provisions  of the  Internal  Revenue  Code applicable  to  regulated  investment  companies  and  to  distribute  all  of  its  taxable  income  to its
         shareholders.   Therefore,  no  provision  has  been  made  for  federal  income  taxes.   Distributions  to
         shareholders  are recorded on the ex-dividend  date.  Income  distributions  and capital gain  distributions are determined in accordance with income tax regulations.

(d)      Use  of  estimates.   The  preparation  of  financial  statements  in  conformity  with  generally  accepted accounting  principles  requires  management  to make  estimates  and  assumptions  that affect the reported amounts of assets and  liabilities  and  disclosure of contingent  liabilities  at the date of the financial statements  and the reported  amounts of increases  and decreases in net assets from  operations  during the period.  Actual results could differ from these estimates.



THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------------------------


(e)      Other.  Investment transactions are accounted for on a trade date basis.  Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.

Note 2.  Transactions in Shares of Beneficial Interest  (All amounts in thousands)

As of April 30, 1999,  there were an unlimited  number of $.01 par value shares of  beneficial  interest  authorized.
Transactions are summarized as follows:

                              American Growth Fund             American                            International
                                                          Opportunities Fund                     Fund (see Note 5)
                             -----------------------    -----------------------    ----------------------------------------------
                                  Period from                Period from
                                November 1, 1999            March 4, 1998               Six Months                  Year
                                 (Inception) to             (Inception) to                Ended                    Ended
                                April 30, 1999*            April 30, 1999*           April 30, 1999*         October 31, 1998*
                             -----------------------    -----------------------    ---------------------    ---------------------
                              Shares       Amount        Shares        Amount      Shares       Amount      Shares       Amount
                             ---------    ----------    ---------     ---------    --------    ---------    --------    ---------
Shares sold                       281  $      3,135          832   $     8,346         239  $     3,271         759  $    10,175
Shares issued on
 Reinvestment of
 Distributions                -------       -------      -------       -------         321        4,378         208        2,591
Shares redeemed               -------       -------      -------       -------       (628)      (8,480)       (364)      (5,117)
                             ---------    ----------    ---------     ---------    --------    ---------    --------    ---------

Net increase (decrease)           281  $      3,135          832   $     8,346        (68)  $     (831)         603  $     7,649
                             ---------    ----------    ---------     ---------    --------    ---------    --------    ---------



Note 3.     Investment Management Fees and Other Transactions with Affiliates

The Funds pays monthly an  investment  management  fee to Thomas White  International,  Ltd. at the rate of 1% of the
Funds'  average daily net assets.  For the current  fiscal year Thomas White  International,  Ltd. has  contractually agreed to reduce its management fee for the American Growth Fund and the American  Opportunities  Funds to the extent that the total operating fees do not exceed 1.35% of the Funds' average daily net assets.

Note 4.     Investment Transactions

During the period ended April 30, 1999,  the cost of purchases and the proceeds from sales of investment  securities, other than short-term obligations, were as follows:

                 Fund                         Purchases             Sales
---------------------------------------- -------------------- ------------------
American Growth Fund                               3,112,594          ---------
American Opportunities Fund                        8,320,505          ---------
International Fund (see Note 5)                   27,263,102         27,414,154

The cost of  securities  for federal  income tax purposes was the same for each fund as that shown in the  investment portfolio.

At April 30, 1999, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

                                         Unrealized         Unrealized        Net Unrealized
                Fund                    Appreciation       Depreciation        Appreciation
------------------------------------- ----------------- ------------------- -------------------
American Growth Fund                           341,999            (92,137)             249,862
American Opportunities Fund                    846,196           (218,461)             627,735
International Fund (see Note 5)             12,542,087         (1,809,774)          10,732,313


THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended April 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------------------------

Note 5.       Subsequent Event

On May 1, 1999, the Thomas White World Fund changed its name the Thomas White International Fund.  To coincide with the name change the investment strategy of the Fund was shifted from a global focus, which normally had over 30%
U.S. equity securities, to primarily non-U.S. equity securities.  Under normal market conditions the International
Fund will now have less than 10% of its portfolio invested in U.S. issuers.

Note 6.       Financial Information

                                        American Growth              American                International
                                             Fund               Opportunities Fund               Fund+
                                      -------------------- --- ---------------------- ---- ------------------
                                          Period from               Period from
                                       November 1, 1998            March 4, 1999
                                        (Inception) to            (Inception) to           Six Months Ended
                                        April 30, 1999            April 30, 1999             April 30, 1999
---------------------------------- -- -------------------- --- ---------------------- ---- ------------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of      $                10.00  $                   10.00  $                13.58
period
                                      -------------------------------------------------------------------------

Income from investment
operations:
    Net investment income                            0.01                       0.00                    0.02
    Net realized and unrealized
    gains                                            2.02                       0.79                    1.80
                                      -------------------------------------------------------------------------
                                                     2.03                       0.79                    1.82
Distributions:
    From net investment income                    -------                    -------                  (0.13)
    From net realized gains                       -------                    -------                  (0.91)
                                       -------------------------------------------------------------------------
                                                  -------                    -------                  (1.04)

Change in net asset value for
 the period                                          2.03                       0.79                    0.78
                                       -------------------------------------------------------------------------
Net asset value, end of period     $                12.03  $                   10.79  $                14.36
                                   =============================================================================

Total Return                                       20.30%  **                  7.90%  **              13.78%
Ratios/supplemental data
Net assets. End of period (000)    $                3,387  $                   8,976  $               59,799
Ratio to average net assets:
   Expenses (net of reimbursement)                  1.35%  *+                  1.35%  *+               1.41%
   Net investment income                            0.37%  *                   0.16%  *                0.21%
Portfolio turnover rate                             0.00%                      0.00%                  46.25%

*    Annualized
**   Not annualized.
+    In the absence of the expense reimbursement, expenses for the American Growth and American
     Opportunities Funds would have been 1.69% and 3.18%, respectively, of average net assets.

+ Formerly the Thomas White World Fund, see Note 5.




THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
---------------------------------------------------------------------------------------------------------------------


                                                                       International Fund+
                                      --------------------------------------------------------------------------------------
                                                                                                              Period from
                                        Year Ended       Year Ended        Year Ended        Year Ended       June 28, 1994
                                        October 31,      October 31,       October 31,       October 31,     (Inception) to
                                           1998           1997               1996              1995          October 31, 1994
                                       --------------------------------------------------------------------------------------


Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of      $        13.23  $          12.33  $         11.31  $           10.50  $            10.00
period
                                       --------------------------------------------------------------------------------------

Income from investment
operations:
    Net investment income                    0.15              0.20             0.19               0.19                0.06
    Net realized and unrealized
     gain                                    0.93              1.65             1.51               0.71                0.44
                                       --------------------------------------------------------------------------------------
                                             1.08              1.85             1.70               0.90                0.50

Distributions:
    From net investment income             (0.19)            (0.19)           (0.20)             (0.09)                   -
    From net realized gains                (0.54)            (0.76)           (0.48)                  -                   -
                                       --------------------------------------------------------------------------------------
                                           (0.73)            (0.95)           (0.68)             (0.09)                   -

Change in net asset value for
    the period                              0.35              0.90             1.02               0.81                0.50
                                       --------------------------------------------------------------------------------------
Net asset value, end of period     $       13.58  $          13.23  $         12.33  $           11.31  $            10.50
                                       --------------------------------------------------------------------------------------

Total Return                                8.64%            15.80%           15.63%              8.65%               5.00%  **
Ratios/supplemental data
Net assets. End of period (000)    $       57,464  $         47,996  $        39,157  $          32,979  $           13,928
Ratio to average net assets:
   Expenses (net of reimbursement)          1.42%             1.47%            1.50%              1.49%               1.50%  *+
   Net investment income                    1.13%             1.60%            1.63%              2.08%               1.79%  *
Portfolio turnover rate                    51.41%            48.19%           51.22%             64.54%               1.01%

*    Annualized
**   Not annualized.
+    In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.

+ Formerly the Thomas White World Fund, see Note 5.